UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

Waystar Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-42125	84-2886542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Digital Drive, #300

Lehi, Utah 84043

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 492-9782

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Waystar Holding Corp., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the Certificate of Amendment (as defined below) becoming effective on June 4, 2025, the board of directors of the Company (the “Board”) expanded the size of the Board from ten directors to twelve directors and appointed Aashima Gupta to serve as a Class III director and Michael Roman to serve as a Class I director. The Board determined that both Ms. Gupta and Mr. Roman be deemed to be independent under the applicable rules and regulations of the Nasdaq Global Select Market and the Corporate Governance Guidelines of the Company. In addition, the Board appointed Ms. Gupta to the Audit & Risk Committee of the Board and appointed Mr. Roman to both the Audit & Risk Committee of the Board and the Nominating and Corporate Governance Committee of the Board.

Ms. Gupta, 54, joined Google Cloud in November 2016 and has served as Global Director, Healthcare Solutions, since November 2018. From January 2015 to November 2016, Ms. Gupta served as Vice President – Digital Transformation – Healthcare at Apigee, a Google Cloud Platform service, and from 2010 to January 2015, Ms. Gupta worked in technology development at Kaiser Permanente, most recently as its Executive Director of Digital Health. Ms. Gupta has served on the board of directors of Neogen, a publicly traded animal and food safety company, since 2022. In addition, she currently serves on the board of directors of Molnlycke Healthcare, a privately held medical technology company, and as a member of the board of advisors of HIMSS, a non-profit.

Mr. Roman, 65, joined 3M Company, a diversified technology and manufacturing company, in 1988 where he served in a variety of roles, most recently as its chief executive officer from July 2018 until his retirement in May 2024. Since April 2021, Mr. Roman has served as a member of the board of directors of Abbott Laboratories. Mr. Roman served as chairman of the board of directors of 3M Company from May 2019 to May 2024 and then as its executive chairman from May 2024 to March 2025.

There are no arrangements or understandings between Ms. Gupta or Mr. Roman and any other person pursuant to which they were selected to serve as members of the Board and there are no transactions in which either Ms. Gupta or Mr. Roman have a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Ms. Gupta and Mr. Roman will each receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation policy described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”) and are expected to enter into indemnification agreements with the Company substantially similar to those entered into between the Company and other members of the Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2025, the stockholders of the Company approved an amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation at the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”), as further described under Item 5.07 below, to remove the existing ten-person limit on the maximum size of the Board.

A detailed description of the Certificate of Amendment was set forth in Proposal No. 2 in the Proxy Statement, which description and Appendix A thereof are incorporated herein by reference and are qualified in their entirety by reference to the full text of the Certificate of Amendment filed herewith. The Certificate of Amendment became effective upon the filing with the Secretary of State of the State of Delaware on June 4, 2025.

The Board approved the Certificate of Amendment. The full text of the Certificate of Amendment is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Company held the Annual Meeting on June 4, 2025.

(b) The voting results from the Annual Meeting were as follows:

1.	Each of the following three directors were re-elected to the Company's Board of Directors as Class I directors, to serve until the Company's annual meeting of stockholders in 2028 and until their respective successors are elected and qualified. Each director received the number of votes set forth below.

Name	For	Withhold	Broker Non-Vote
Samuel Blaichman	141,625,381	19,449,644	3,214,342
Priscilla Hung	159,713,613	1,361,412	3,214,342
Vivian Riefberg	160,309,918	765,107	3,214,342

2.	The Certificate of Amendment was approved by a vote of 125,355,523 shares in favor, representing 72.5% of the Company’s shares of common stock outstanding as of the record date for the Annual Meeting. Additionally, 35,702,555 shares were cast against, 16,947 shares abstained, and 3,214,342 shares were broker non-votes on this proposal.
3.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved by a vote of 164,255,077 shares in favor, 16,891 shares against and 17,399 shares abstaining. There were no broker non-votes on this proposal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Waystar Holding Corp.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 5, 2025	Waystar Holding Corp.

	By:	/s/ Gregory R. Packer
	Name:	Gregory R. Packer
	Title:	Chief Legal Officer